Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Media Relations: Charles Coleman, (626) 302-7982

www.edisonnews.com

Investor Relations: Scott Cunningham, (626) 302-2540

www.edisoninvestor.com

Edison International Reports Strong 2007 Operating Performance

•	2007 GAAP earnings were $3.33 per share compared to $3.58 per share in 2006.

•

Excluding non-core items, 2007 core earnings increased 20 percent to $3.69 per share from $3.07 per share last year, reflecting strong operating performance at Southern California Edison (SCE) and Edison Mission Group (EMG).

•

EMG’s May 2007 $2.7 billion debt restructuring, which extended debt maturities at attractive pricing and terms, largely drove the 2007 non-core charge of $0.36 per share, resulting in the difference between GAAP and core earnings. Non-core items were a positive $0.51 per share in 2006.

•

Fourth quarter 2007 GAAP earnings were $0.64 per share versus $0.87 per share in the prior year. Core earnings were $0.65 per share in both periods, and exclude non-core items of $(0.01) per share in 2007 and $0.22 per share in 2006.

•	The company announced 2008 earnings guidance of $3.61 - $4.01 per share.

Edison International Fourth Quarter and 2007 Financial Highlights

	Quarter Ended December 31,			Full Year
(In millions, except per share data)	2007	2006	Change	2007	2006	Change
GAAP earnings per share	$0.64	$0.87	$(0.23)	$3.33	$3.58	$(0.25)
Core earnings per share	$0.65	$0.65	—	$3.69	$3.07	$0.62
GAAP earnings	$211	$288	$(77)	$1,098	$1,181	$(83)
Core earnings	$214	$215	$(1)	$1,217	$1,015	$202

ROSEMEAD, Calif., February 27, 2008 – Edison International (NYSE: EIX) today reported 2007 earnings of $3.33 per share. Excluding non-core items, 2007 core earnings were $3.69 per share, up 20 percent compared with $3.07 per share last year. This increase was driven mainly by higher energy margins at EMG and solid operating results at SCE.

“Edison International performed well in 2007, reflecting completion of record utility infrastructure improvements and strong performance in our competitive power generation business,” said John Bryson, chairman and CEO. “During the year, our team also significantly moved forward our leading national positions in advanced smart grid and meter technologies, energy efficiency, and renewable energy.”

Note: GAAP earnings refers to net income and GAAP earnings per share refers to basic earnings per share throughout this release. Core earnings is a non-GAAP financial measure; see reconciliation of core earnings to GAAP earnings and reconciliation of core earnings guidance to GAAP earnings guidance.

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

FOURTH QUARTER EARNINGS DETAIL

Fourth quarter 2007 GAAP earnings were $0.64 per share, compared to $0.87 in the fourth quarter of 2006 as the result of non-core items in the fourth quarter of last year. Excluding non-core items, fourth quarter core earnings were $0.65 per share, unchanged from the same period a year ago, as higher earnings at SCE were offset by lower results at EMG.

Earnings from Continuing Operations

SCE fourth quarter 2007 earnings from continuing operations were $0.37 per share compared to earnings of $0.48 per share in the same period last year, primarily from the favorable resolution of a state tax issue in the 2006 period. Excluding 2006 non-core benefits, SCE’s core earnings increased $0.05 per share to $0.37 per share. This increase was primarily due to settlement of a tariff dispute.

EMG fourth quarter 2007 earnings from continuing operations were $0.30 per share compared to $0.35 per share in the same period last year. Excluding non-core items, EMG’s core earnings were $0.30 per share compared to $0.36 per share a year earlier. The decrease was primarily due to lower earnings from Edison Capital and higher EMG corporate costs, partially offset by lower interest expense and higher trading margin.

Results of Discontinued Operations

Edison International’s loss from discontinued operations was $0.01 per share in the fourth quarter of 2007 compared to earnings of $0.07 per share in the fourth quarter of 2006. Discontinued operations relate to adjustments resulting from the sale of EMG’s former international projects.

	Quarter Ended December 31,
	2007	2006	Change
Earnings (Loss) Per Share (Unaudited)
Southern California Edison Company	$0.37	$0.48	$(0.11)
Edison Mission Group	0.30	0.35	(0.05)
EIX parent company and other	(0.02)	(0.03)	0.01

EIX GAAP earnings per share from continuing operations	0.65	0.80	(0.15)

Earnings (loss) from discontinued operations	(0.01)	0.07	(0.08)

EIX GAAP earnings per share	$0.64	$0.87	$(0.23)

EIX diluted earnings per share	$0.64	$0.87	$(0.23)

	Quarter Ended December 31,
	2007	2006	Change
Earnings (Loss) (in millions) (Unaudited)
Southern California Edison Company	$120	$158	$(38)
Edison Mission Group	99	113	(14)
EIX parent company and other	(5)	(5)	—

EIX income from continuing operations	214	266	(52)

Earnings (loss) from discontinued operations	(3)	22	(25)

EIX net income	$211	$288	$(77)

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Fourth Quarter Reconciliation of Core Earnings to GAAP Earnings

	Quarter Ended December 31,
	2007	2006	Change
Core Earnings[1] (Loss) Per Share (Unaudited)
Southern California Edison Company	$0.37	$0.32	$0.05
Edison Mission Group	0.30	0.36	(0.06)
EIX parent company and other	(0.02)	(0.03)	0.01

EIX core earnings per share	0.65	0.65	—

Non-core items
SCE – tax item	—	0.15	(0.15)
SCE – generator refund incentive	—	0.01	(0.01)
EMG – early debt extinguishment	—	(0.01)	0.01
Discontinued operations	(0.01)	0.07	(0.08)

Total non-core items	(0.01)	0.22	(0.23)

EIX GAAP earnings per share	$0.64	$0.87	$(0.23)

	Quarter Ended December 31,
	2007	2006	Change
Core Earnings[1] (Loss) (in millions) (Unaudited)
Southern California Edison Company	$120	$105	$15
Edison Mission Group	99	115	(16)
EIX parent company and other	(5)	(5)	—

EIX core earnings	214	215	(1)

Non-core items
SCE – tax item	—	49	(49)
SCE – generator refund incentive	—	4	(4)
EMG – early debt extinguishment	—	(2)	2
Discontinued operations	(3)	22	(25)

Total non-core items	(3)	73	(76)

Total EIX net income	$211	$288	$(77)

[1]

See Use of Non-GAAP Financial Measures on page 6. The impact of participating securities is included in EIX parent company and other and was $(0.01) and $(0.01) per share for the quarter ended December 31, 2007 and 2006, respectively.

FULL-YEAR EARNINGS DETAIL

Earnings from Continuing Operations

SCE’s earnings from continuing operations in 2007 were $2.17 per share compared with $2.38 per share a year ago. SCE’s 2007 results include a non-core tax benefit of $0.10 per share primarily related to the income tax treatment of certain costs associated with environmental remediation. SCE’s 2006 results include $0.49 per share in benefits related primarily to favorable resolution of tax and regulatory matters and generator settlements. Excluding these non-core items, SCE’s core earnings in 2007 were $2.07 per share, compared with $1.89 per share in 2006. The increase is mainly due to higher operating margin, lower income taxes, and the tariff settlement, partially offset by higher net interest expense.

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

EMG’s earnings from continuing operations in 2007 were $1.27 per share compared with $1.02 per share in 2006. Both 2007 and 2006 results were impacted by non-core early debt extinguishment costs. Excluding non-core items, EMG’s core earnings in 2007 were $1.72 per share compared with $1.30 per share in 2006. This increase primarily reflects higher operating income at Midwest Generation and Homer City, lower interest expense, and higher project income and trading margin, partially offset by higher development and other corporate costs and lower earnings from Edison Capital.

Results of Discontinued Operations

Edison International’s loss per share from discontinued operations was $0.01 for 2007, compared with earnings per share from discontinued operations of $0.30 per share for 2006. 2006 results include distributions from EMG’s Lakeland project in administrative receivership in the United Kingdom.

	Full Year
	2007	2006	Change
Earnings (Loss) Per Share (Unaudited)
Southern California Edison Company	$2.17	$2.38	$(0.21)
Edison Mission Group	1.27	1.02	0.25
EIX parent company and other	(0.10)	(0.12)	0.02

EIX GAAP earnings per share from continuing operations	3.34	3.28	0.06

Earnings/(Loss) from discontinued operations	(0.01)	0.30	(0.31)

EIX GAAP earnings per share	$3.33	$3.58	(0.25)

EIX diluted earnings per share	$3.31	$3.57	(0.26)

	Full Year
	2007	2006	Change
Earnings (Loss) (in millions) (Unaudited)
Southern California Edison Company	$707	$776	$(69)
Edison Mission Group	412	334	78
EIX parent company and other	(19)	(27)	8

EIX income from continuing operations	1,100	1,083	17

Income/(Loss) from discontinued operations	(2)	97	(99)
Cumulative effect of accounting change – net of tax	—	1	(1)

EIX net income	$1,098	$1,181	$(83)

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Full Year Reconciliation of Core Earnings to GAAP Earnings

	Full Year
	2007	2006	Change
Core Earnings[1] (Loss) Per Share (Unaudited)
Southern California Edison Company	$2.07	$1.89	$0.18
Edison Mission Group	1.72	1.30	0.42
EIX parent company and other	(0.10)	(0.12)	0.02

EIX core earnings per share	3.69	3.07	0.62

Non-core items
SCE – tax and regulatory items	0.10	0.40	(0.30)
SCE – generator settlement and refund incentive	—	0.09	(0.09)
EMG – early debt extinguishment	(0.45)	(0.28)	(0.17)
Discontinued operations	(0.01)	0.30	(0.31)

Total non-core items	(0.36)	0.51	(0.87)

EIX GAAP earnings per share	$3.33	$3.58	$(0.25)

	Full Year
	2007	2006	Change
Core Earnings[1] (Loss) (in millions) (Unaudited)
Southern California Edison Company	$676	$618	$58
Edison Mission Group	560	424	136
EIX parent company and other	(19)	(27)	8

EIX core earnings	1,217	1,015	202

Non-core items
SCE – tax and regulatory items	31	130	(99)
SCE – generator settlement and refund incentive	—	28	(28)
EMG – early debt extinguishment	(148)	(90)	(58)
Discontinued operations	(2)	97	(99)

Total non-core items	(119)	165	(284)

Cumulative effect of accounting change – net of tax	—	1	(1)

Total EIX net income	$1,098	$1,181	$(83)

[1]

See Use of Non-GAAP Financial Measures on page 6. The impact of participating securities is included in EIX parent company and other and was $(0.04) per share and $(0.05) per share for 2007 and 2006, respectively.

2008 EARNINGS GUIDANCE

The company announced 2008 earnings guidance of $3.61 - $4.01 per share for GAAP earnings and core earnings. See the risk disclosure statement on page 7 and the presentation accompanying the company’s conference call for further information.

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance

2008 Guidance
Core Earnings Per Share[1]
Southern California Edison	$2.18 – 2.28
Edison Mission Group	$1.57 – 1.87
EIX parent company and other	$(0.14)

EIX core earnings per share	$3.61 – $4.01

Non-core items	$—

EIX GAAP earnings per share	$3.61 - $4.01

[1]	Guidance excludes discontinued operations and change in GAAP accounting rules. The expected impact of participating securities is ($0.05) per share and is included in EIX parent company and other.

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings per share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International's weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to GAAP earnings per share.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its fourth quarter 2007 financial results and 2008 earnings guidance at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (800) 356-8584 and the ID# is 11500. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Wednesday, March 5, 2008, at the following numbers: (877) 693-4277 – for callers in the U.S.; and (402) 220-0042 – for international callers. The ID# is 11501.

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s most recent Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

# # #

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Edison International

Consolidated Statements of Income

	Quarter Ended		Year Ended
	December 31,		December 31,
In millions, except per-share amounts	2007	2006	2007	2006
Electric utility	$2,581	$2,494	$10,476	$10,312
Nonutility power generation	623	554	2,575	2,228
Financial services and other	7	19	62	82

Total operating revenue	3,211	3,067	13,113	12,622

Fuel	449	431	1,875	1,757
Purchased power	694	590	3,124	3,409
Provisions for regulatory adjustment clauses – net	82	281	271	25
Other operation and maintenance	1,176	1,034	4,067	3,762
Depreciation, decommissioning and amortization	327	258	1,264	1,181
Net loss (gain) on sale of utility property and plant	2	(1)	3	(2)

Total operating expenses	2,730	2,593	10,604	10,132

Operating income	481	474	2,509	2,490
Interest and dividend income	29	48	154	169
Equity in income from partnerships and unconsolidated subsidiaries – net	7	26	79	79
Other nonoperating income	21	43	95	133
Interest expense – net of amounts capitalized	(175)	(200)	(752)	(807)
Other nonoperating deductions	(13)	(28)	(45)	(63)
Loss on early extinguishment of debt	—	(3)	(241)	(146)

Income from continuing operations before tax and minority interest	350	360	1,799	1,855
Income tax expense	100	66	492	582
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13	51	51
Minority interest	23	15	156	139

Income from continuing operations	214	266	1,100	1,083
Income (loss) from discontinued operations – net of tax	(3)	22	(2)	97

Income before accounting change	211	288	1,098	1,180
Cumulative effect of accounting change – net of tax	—	—	—	1

Net income	$211	$288	$1,098	$1,181

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings (loss) per share:
Continuing operations	$0.65	$0.80	$3.34	$3.28
Discontinued operations	(0.01)	0.07	(0.01)	0.30

Total	$0.64	$0.87	$3.33	$3.58

Weighted-average shares, including effect of dilutive securities	330	330	331	330
Diluted earnings (loss) per share:
Continuing operations	$0.65	$0.80	$3.32	$3.27
Discontinued operations	(0.01)	0.07	(0.01)	0.30

Total	$0.64	$0.87	$3.31	$3.57

Dividends declared per common share	$0.305	$0.29	$1.175	$1.10

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions	December 31, 2007	December 31, 2006
ASSETS
Cash and equivalents	$1,441	$1,795
Restricted cash	3	59
Margin and collateral deposits	141	124
Receivables, less allowances of $34 and $29 for uncollectible accounts at respective dates	1,033	1,014
Accrued unbilled revenue	370	303
Fuel inventory	116	122
Materials and supplies	316	270
Accumulated deferred income taxes – net	167	203
Derivative assets	110	328
Regulatory assets	197	554
Short-term investments	81	558
Other current assets	290	152

Total current assets	4,265	5,482

Nonutility property – less accumulated provision for depreciation of $1,765 and $1,627 at respective dates	4,906	4,356
Nuclear decommissioning trusts	3,378	3,184
Investments in partnerships and unconsolidated subsidiaries	272	308
Investments in leveraged leases	2,473	2,495
Other investments	96	91

Total investments and other assets	11,125	10,434

Utility plant, at original cost:
Transmission and distribution	18,940	17,606
Generation	1,767	1,465
Accumulated provision for depreciation	(5,174)	(4,821)
Construction work in progress	1,693	1,486
Nuclear fuel, at amortized cost	177	177

Total utility plant	17,403	15,913

Regulatory assets	2,721	2,818
Restricted cash	48	91
Margin and collateral deposits	18	4
Derivative assets	122	131
Rent payments in excess of levelized rent expense under plant operating leases	716	556
Other long-term assets	1,144	832

Total long-term assets	4,769	4,432

Total assets	$37,562	$36,261

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions, except share amounts	December 31, 2007	December 31, 2006
LIABILITIES AND SHAREHOLDERS’ EQUITY
Short-term debt	$500	$—
Long-term debt due within one year	18	488
Accounts payable	979	926
Accrued taxes	49	155
Accrued interest	160	196
Counterparty collateral	42	36
Customer deposits	219	198
Book overdrafts	212	140
Derivative liabilities	149	181
Regulatory liabilities	1,019	1,000
Other current liabilities	933	983

Total current liabilities	4,280	4,303

Long-term debt	9,016	9,101

Accumulated deferred income taxes – net	5,196	5,297
Accumulated deferred investment tax credits	114	122
Customer advances	155	160
Derivative liabilities	116	86
Power-purchase contracts	22	32
Accumulated provision for pensions and benefits	1,089	1,099
Asset retirement obligations	2,892	2,759
Regulatory liabilities	3,433	3,140
Other deferred credits and other long-term liabilities	1,595	1,267

Total deferred credits and other liabilities	14,612	13,962

Total liabilities	27,908	27,366

Minority interest	295	271

Preferred and preference stock of utility not subject to mandatory redemption	915	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,225	2,080
Accumulated other comprehensive income (loss)	(92)	78
Retained earnings	6,311	5,551

Total common shareholders’ equity	8,444	7,709

Total liabilities and shareholders’ equity	$37,562	$36,261

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Year Ended December 31,
In millions	2007	2006	2005
Cash flows from operating activities:
Net income	$1,098	$1,181	$1,137
Less: income (loss) from discontinued operations	(2)	97	30

Income from continuing operations	1,100	1,084	1,107

Adjustments to reconcile to net cash provided by operating activities:
Cumulative effect of accounting change – net of tax	—	(1)	1
Depreciation, decommissioning and amortization	1,264	1,181	1,061
Loss on impairment of nuclear decommissioning trusts	58	54	—
Other amortization	111	99	107
Stock-based compensation	37	47	48
Minority interest	156	139	167
Deferred income taxes and investment tax credits	(39)	(136)	160
Equity in income from partnerships and unconsolidated subsidiaries	(75)	(76)	(136)
Income from leveraged leases	(49)	(67)	(71)
Regulatory assets – long-term	148	92	387
Regulatory liabilities – long-term	157	18	(168)
Loss on early extinguishment of debt	241	146	25
Impairment losses	—	—	67
Levelized rent expense	(160)	(161)	(117)
Derivative assets – long-term	(14)	(8)	(42)
Derivative liabilities – long-term	(67)	50	97
Other assets	(180)	(231)	75
Other liabilities	197	307	1
Margin and collateral deposits – net of collateral received	(24)	601	(586)
Receivables and accrued unbilled revenue	(59)	208	(321)
Derivative assets – short-term	111	182	(233)
Derivative liabilities – short-term	(108)	(103)	137
Inventory and other current assets	(121)	(68)	(47)
Regulatory assets – short-term	357	(18)	17
Regulatory liabilities – short-term	19	318	192
Book overdrafts	72	—	—
Accrued interest and taxes	12	(123)	36
Accounts payable and other current liabilities	18	(121)	203
Distributions and dividends from unconsolidated entities	33	61	58
Operating cash flows from discontinued operations	(2)	94	22

Net cash provided by operating activities	3,193	3,568	2,247

Cash flows from financing activities:
Long-term debt issued	2,930	2,350	1,325
Premiums paid on extinguishment of debt and issuance costs	(241)	(181)	(25)
Long-term debt repaid	(3,215)	(2,110)	(2,071)
Bonds repurchased	(37)	—	—
Issuance of preference stock	—	196	591
Redemption of preferred stock	—	—	(148)
Rate reduction notes repaid	(246)	(246)	(246)
Book overdrafts	—	(118)	25
Short-term debt financing – net	500	—	(88)
Shares purchased for stock-based compensation	(215)	(173)	(192)
Proceeds from stock option exercises	86	66	85
Excess tax benefits related to stock option exercises	45	27	—
Dividends to minority shareholders	(106)	(162)	(174)
Dividends paid	(378)	(352)	(326)

Net cash used by financing activities	$(877)	$(703)	$(1,244)

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EDISON INTERNATIONAL REPORTS 2007 FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Year Ended December 31,
In millions	2007	2006	2005
Cash flows from investing activities:
Capital expenditures	$(2,826)	$(2,536)	$(1,868)
Purchase of interest of acquired companies	(33)	(18)	(154)
Proceeds from sale of property and interest in projects	2	89	10
Proceeds from sale of discontinued operations	—	—	124
Proceeds from nuclear decommissioning trust sales	3,697	3,010	2,067
Purchases of nuclear decommissioning trusts investments	(3,830)	(3,150)	(2,159)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	42	25	132
Maturities and sales of short-term investments	9,953	7,128	2,928
Purchases of short-term investments	(9,476)	(7,474)	(2,999)
Restricted cash	99	13	53
Customer advances for construction and other investments	(298)	(50)	62
Investing cash flows from discontinued operations	—	—	5

Net cash used by investing activities	(2,670)	(2,963)	(1,799)

Effect of consolidation of variable interest entities on cash	—	—	3

Effect of exchange rate changes on cash	—	—	(1)

Net decrease in cash and equivalents	(354)	(98)	(794)
Cash and equivalents, beginning of year	1,795	1,893	2,689

Cash and equivalents, end of year	1,441	1,795	1,895
Cash and equivalents – discontinued operations	—	—	(2)

Cash and equivalents – continuing operations	$1,441	$1,795	$1,893